EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE PROSPECTUS DATED MAY 1, 2006, AS AMENDED

This Supplement updates certain information contained in the Prospectus dated May 1, 2006, as amended, of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about investment strategy changes of the following four Portfolios of the Trust: EQ/Capital Guardian International Portfolio, EQ/FI Mid Cap Value Portfolio, EQ/MFS Emerging Growth Companies Portfolio and EQ/MFS Investors Trust Portfolio (each an “EQ Portfolio”), as well as a (1) name change of each EQ Portfolio, (2) change to the fees and expenses of each EQ Portfolio, and (3) the replacement of the current adviser with new advisers. The changes described below are anticipated to be effected on or about May 25, 2007.

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Investment Strategy Change of Each EQ Portfolio

AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”) serves as the investment manager and has appointed a single adviser to provide the day-to-day portfolio management for each EQ Portfolio. AXA Equitable may allocate each EQ Portfolio’s assets to multiple advisers, subject to the oversight of the Board of Trustees of the Trust. Utilizing a due diligence process covering a number of key factors, AXA Equitable selects adviser(s) to manage each EQ Portfolio’s assets. These key factors include, but are not limited to, the adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style. AXA Equitable monitors the advisers and may dismiss, replace or add advisers, subject to the approval of the Trust’s Board of Trustees.

Effective on or about May 25, 2007, the assets of each EQ Portfolio will be managed by multiple advisers who will seek to achieve its investment objective by investing in a variety of equity securities and exchange-traded funds (“ETFs” or “ETF Allocated Portion”), which is referred to by the Manager as a “hybrid” investment strategy. The equity portion of each EQ Portfolio’s assets will be managed either in a concentrated actively managed style (“Active Allocated Portion”) or in a passively managed style that seeks to replicate an appropriate broad-based index (“Index Allocated Portion”). Under normal circumstances, it is anticipated that the Active Allocated Portion would consist of approximately 30% of each EQ Portfolio’s assets, the Index Allocated Portion would consist of approximately 60% of each EQ Portfolio’s assets, and the ETF Allocated Portion would consist of approximately 10% of each EQ Portfolio’s assets. These target allocations are approximate percentages of the EQ Portfolio’s assets that will be invested in a particular style and actual allocations can deviate from the approximate percentages by up to 15% for each allocated portion. In addition, each EQ Portfolio also may deviate temporarily from its asset allocation targets for defensive purposes or as a result of appreciation or depreciation of the holdings of the underlying investments. AXA Equitable will rebalance each allocated portion on an as-needed basis.

The following risks are in addition to those currently listed for each EQ Portfolio and are more fully described in the Trust’s Prospectus in the section “More Information on Principal Risks and Benchmarks”:

•	Exchange Traded Fund Risk

•	Multiple Adviser Risk

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Name Change of Each EQ Portfolio

Effective on or about May 25, 2007, the name of each EQ Portfolio will be changed to the following:

Existing Name	Proposed New Name

EQ/Capital Guardian International Portfolio	MarketPLUS International Core Portfolio

EQ/FI Mid Cap Value Portfolio	MarketPLUS Mid Cap Value Portfolio

EQ/MFS Emerging Growth Companies Portfolio	MarketPLUS Large Cap Growth Portfolio

EQ/MFS Investors Trust Portfolio	MarketPLUS Large Cap Core Portfolio
(each a “MarketPLUS Portfolio”)

Portfolio Fees and Expenses Changes

The following tables describe the anticipated fees and expenses that you may pay if you buy and hold shares of a MarketPLUS Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of a MarketPLUS Portfolio, reinvest dividends or exchange into other Portfolios of the Trust.

Annual Portfolio Operating Expenses*

(expenses that are deducted from Portfolio assets)

MarketPLUS International Core Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)**	None	0.25%
Other Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses* (Underlying ETFs)***	0.05%	0.05%
Total Annual Operating Expenses	0.94%	1.19%
Less Waivers/Reimbursements****	(0.04)%	(0.04)%
Net Total Annual Operating Expenses+	0.85%	1.10%

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)

MarketPLUS Mid Cap Value Portfolio	Class IA	Class IB
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 Fees)**	n/a	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses* (Underlying ETFs)***	0.02%	0.02%
Total Annual Operating Expenses	0.77%	1.02%
Less Waivers/Reimbursements**	0.00%	0.00%
Net Total Annual Operating Expenses+	0.75%	1.00%

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Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)

MarketPLUS Large Cap Growth Portfolio	Class IA	Class IB
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 Fees)**	—	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses* (Underlying ETFs)***	0.02%	0.02%
Total Annual Operating Expenses	0.72%	0.97%
Less Waivers/Reimbursements****	0.00%	0.00%
Net Total Annual Operating Expenses+	0.70%	0.95%

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)

MarketPLUS Large Cap Core Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 Fees)**	—	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses (Underlying ETFs)***	0.02%	0.02%
Total Annual Operating Expenses	0.75%	1.00%
Less Waivers/Reimbursements****	(0.03)%	(0.03)%
Net Total Annual Operating Expenses+	0.70%	0.95%

+ Net Annual Portfolio Operating Expenses does not include Acquired Fund Fees and Expenses.

** The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2008.

*** The Portfolio invests in shares of exchange-traded funds (“ETFs”), which are considered to be investment companies. Therefore, the Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying ETFs’ expenses (“Acquired Fund Fees and Expenses”). It is anticipated that the Underlying ETF Expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with the Portfolio’s investments is expected to be 0.02% for the MarketPLUS Mid Cap Value Portfolio, MarketPLUS Large Cap Growth Portfolio, and MarketPLUS Large Cap Core Portfolio, and 0.05% for the MarketPLUS International Core Portfolio for the current fiscal year.

**** Pursuant to a contract, AXA Equitable Life Insurance Company (“AXA Equitable”) has agreed to make payments or waive or limit its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2008 (“Expense Limitation Agreement”) (unless the board of trustees consents to an earlier revision or termination of this arrangement) so that the Total Annual Portfolio Operating Expenses of the shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, extraordinary expenses and expenses of the investment companies in which the Portfolio invests) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. AXA Equitable may discontinue these arrangements at any time after April 30, 2008.

Adviser and Portfolio Managers

As described above, effective May 1, 2007, each MarketPLUS Portfolio will be advised by multiple advisers, including AXA Equitable. The following sets forth information on the Advisers to each MarketPLUS Portfolio.

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All MarketPLUS Portfolios

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, is responsible for the day-to-day management of the ETF Allocated Portion of each MarketPLUS Portfolio. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French Insurance holding company.

A committee of AXA FMG investment personnel will manage each ETF Allocated Portion of the MarketPLUS Portfolios. The following individuals are members of the committee:

Kenneth T. Kozlowski, CFP, ChFC, CLU. Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He is responsible for portfolio administration, accounting and product development and has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Portfolios since 2003.

Kenneth B. Beitler, CFA. Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He is responsible for portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Portfolios since 2003.

Alwi Chan, CFA. Mr. Chan has served as Assistant Vice President of AXA Equitable from November 2005 to present. From December 2002 to October 2005, he served as Senior Investment Analyst of AXA Financial. Mr. Chan served as a Senior Financial Analyst at the General Account Investment Group of AXA Equitable from June 1999 to November 2002. He is responsible for assisting in portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities for AXA Equitable’s Allocation Portfolios since 2003.

Xavier Poutas. Mr. Poutas jointed AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds-of-funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003 he was a senior auditor with AXA Internal Audit. Prior to 2002, Mr. Poutas held several positions within the AXA Group. Mr. Poutas is responsible for assisting in portfolio analysis and portfolio performance evaluation for AXA Equitable’s Allocation Portfolios.

Mr. Kozlowski and Mr. Beitler serve as lead managers of the committee.

Mellon Equity Associates LLC (“Mellon”) will be the adviser to the Index Allocated Portion of each MarketPLUS Portfolio. Mellon is an indirect wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”), a publicly-traded company. Pursuant to a strategic combination scheduled to be completed in the third quarter of 2007, Mellon Financial will combine with The Bank of New York (“BNY”) and form The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Mellon is located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258-0001. As of December 31, 2006, Mellon and its affiliates had approximately $22 billion in assets under management.

It is anticipated that Thomas J. Durante, Senior Vice President, Senior Portfolio Manager and Principal Officer of Mellon, will be responsible for the day-to-day management of the Index Allocated Portion of each MarketPLUS Portfolio. Mr. Durante joined Mellon in 2000 and has had portfolio management responsibilities since that time.

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MarketPLUS International Core Portfolio

Wentworth Hauser and Violich, Inc. (“WHV”) will be the adviser to the Active Allocated Portion of the MarketPLUS International Core Portfolio (“WHV Allocated Portion”). WHV has been providing investment advisory services since 1937 and is a wholly-owned subsidiary of Laird Norton Investment Management, Inc. As of December 31, 2006, had approximately $ 8.97 billion in assets under management. WHV is located at 353 Sacramento Street, Suite 600, San Francisco, California 94111.

It is anticipated that Richard K. Hirayama and Laura M. Albers will be responsible for the day-to-day investment management of the WHV Allocated Portion. Mr. Hirayama is a Senior Vice President and Managing Director of WHV and joined WHV in 1990. Ms. Albers is a Vice President and International Security Analyst and joined WVH in 2001.

MarketPLUS Mid Cap Value Portfolio

Wellington Management Company LLC (“Wellington”) will be the adviser to the Active Allocated Portion of the MarketPLUS Mid Cap Value Portfolio (“Wellington Allocated Portion”). Wellington is a limited liability partnership whose sole business is investment management. As of December 31, 2006, Wellington had approximately $575 billion in assets under management. Wellington is located at 75 State Street, Boston, Massachusetts 02109.

It is anticipated that James N. Mordy will primarily be responsible for the day-to-day investment management of the Wellington Allocated Portion. Mr. Mordy, a Senior Vice President, joined Wellington in 1985 as an investment professional.

MarketPLUS Large Cap Core Portfolio

Institutional Capital LLC (“ICAP”) will be the adviser to the Active Allocated Portion of the MarketPLUS Large Cap Core Portfolio (“ICAP Allocated Portion”). ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings, LLC, which, in turn, is a wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 2006, ICAP had approximately $18.2 billion in assets under management. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

It is anticipated that Robert H. Lyon and Jerrold K. Senser will primarily be responsible for the day-to-day investment management of the ICAP Allocated Portion. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. Mr. Senser is Executive Vice President and Co-Chief Investment Officer of ICAP. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time.

MarketPLUS Large Cap Growth Portfolio

Marsico Capital Management, LLC (“Marsico”) will be the adviser to the Active Allocated Portion of the MarketPLUS Large Cap Growth Portfolio (“Marsico Allocated Portion”). Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation, a publicly-traded company. As of December 31, 2006, Marsico had approximately $84 billion in assets under management. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

It is anticipated that Thomas F. Marsico will primarily be responsible for the day-to-day investment management of the Marsico Allocated Portion. Mr. Marsico has been Chief Executive Officer of Marsico since its inception in 1997.

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